UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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MORGAN STANLEY VARIABLE INVESTMENT SERIES

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Supplement

MORGAN STANLEY VARIABLE INVESTMENT SERIES

Please note that the chart below supersedes and replaces the chart on page 27 of the accompanying Proxy Statement.

4.

PROPOSAL TO RECLASSIFY A FUNDAMENTAL POLICY AS A NON-FUNDAMENTAL POLICY.

Name of Portfolio	4A Reclassify as Non-Fundamental Purchasing Other Investment Companies Policy	4B Reclassify as Non-Fundamental Illiquid/Restricted Securities Policy	4C Reclassify as Non-Fundamental Puts/Calls Policy
The Aggressive Equity Portfolio
The Dividend Growth Portfolio	X	X
The Equity Portfolio	X	X	X
The European Equity Portfolio	X	X
The Global Advantage Portfolio
The Global Dividend Growth Portfolio	X
The High Yield Portfolio	X		X
The Income Builder Portfolio	X
The Income Plus Portfolio	X	X
The Limited Duration Portfolio
The Money Market Portfolio	X	X	X
The S&P 500 Index Portfolio
The Strategist Portfolio	X	X
The Utilities Portfolio	X	X